UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2019

Axcella Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38901	26-3321056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

(857) 320-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	AXLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 13, 2019, Axcella Health Inc., a Delaware corporation (the “Company”), completed an initial public offering (the “IPO”) of 3,571,428 shares of its common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $20.00 per share pursuant to a registration statement on Form S-1 (Registration No. 333-230822) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). On May 8, 2019, in connection with the IPO, the Common Stock was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Common Stock is listed on the Nasdaq Global Market under the trading symbol “AXLA.”

Item 5.03      Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

As previously contemplated by the disclosure in the Registration Statement, the Company took the following actions in connection with the completion of the IPO (the “Closing”) on March 13, 2019.

Amendment and Restatement of Certificate of Incorporation

Upon the Closing, on March 13, 2019, the Company filed an amended and restated certificate of incorporation (the “A&R Certificate”) with the Secretary of State of the State of Delaware. The A&R Certificate amended and restated the Company’s first amended and restated certificate of incorporation to, among other things:

•	authorize 150,000,000 shares of common stock;

•

authorize 32,054,491 shares of preferred stock, of which 4,737,041 shares are designated Series B Preferred Stock, 1,084,441 shares are designated Series B-1 Preferred Stock, 6,969,044 shares are designated Series C Preferred Stock, 2,997,179 shares are designated Series D Preferred Stock, and 6,266,786 shares are designated Series E Preferred Stock (the “Designated Preferred Stock”);

•

authorize 10,000,000 shares of undesignated preferred stock (the “Undesignated Preferred Stock”) that may be issued from time to time by the Company’s board of directors (the “Board”) in one or more series with such designations, powers, preferences and other rights as the Board determines;

•

permit the Board to amend or repeal the Company’s bylaws (the “Bylaws”) without obtaining stockholder approval, and require that upon the time that the Company has a class or series of capital stock listed on a national securities exchange any amendment of the Bylaws by the stockholders receive the affirmative vote of not less than two thirds (2/3) in voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority in voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class;

•

provide for a classified Board consisting of three classes and prohibit the removal of directors by the stockholders without cause, through the vote of not less than two thirds (2/3) in voting power of the outstanding shares of capital stock then entitled to vote at an election of Directors;

•

prohibit stockholder action by written consent in lieu of a meeting; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.

•	require that special meetings of the stockholders be called only by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office;

•	provide for the indemnification of directors and officers of the Company, in each case to the fullest extent authorized by the General Corporation Law of the State of Delaware; and

•

require that any amendment of certain provisions of the A&R Certificate by the stockholders receive the affirmative vote of not less than two thirds (2/3) of the total voting power of all outstanding securities entitled to vote in the election of directors.

Certificate of Retirement

Upon the Closing and following the effectiveness of the A&R Certificate, all outstanding shares of the Company’s Designated Preferred Stock automatically converted into shares of the Company’s common stock, and such shares of Designated Preferred Stock were cancelled, retired and eliminated from the shares that the Company is authorized to issue and shall not be reissued by the Company. Accordingly, upon the Closing and following the effectiveness of the A&R Certificate, on May 13, 2019, the Company filed a certificate of retirement of preferred stock (the “Certificate of Retirement”) with the Secretary of State of the State of Delaware, which eliminated from the A&R Certificate all references to the Designated Preferred Stock and reduced the total authorized number of shares of the capital stock of the Company by the number of shares of Designated Preferred Stock so retired, such that the total number of authorized shares of the Company following the filing of the Certificate of Retirement is 160,000,000, consisting of 150,000,000 shares of Common Stock and 10,000,000 shares of Undesignated Preferred Stock.

Restated Certificate

Immediately following the effectiveness of the Certificate of Retirement, on March 13, 2019, the Company filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Restated Certificate only restates and integrates and does not further amend the provisions of the A&R Certificate that was filed with the Secretary of State of the State of Delaware on March 13, 2019, as amended by the Certificate of Retirement that was filed with the Secretary of State of the State of Delaware on March 13, 2019.

The foregoing descriptions of the A&R Certificate, Certificate of Retirement and Restated Certificate are qualified in their entirety by reference to the A&R Certificate, Certificate of Retirement and Restated Certificate, copies of which are filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively.

Amendment and Restatement of Bylaws

Upon the Closing, on May 13, 2019, the Company’s amended and restated bylaws (the “Restated Bylaws”) became effective. The Restated Bylaws amended the Company’s bylaws to, among other things:

•	require that special meetings of the stockholders be called only by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office;

•

establish advance notice, content and procedural requirements for notice provided by stockholders for nominations for election to the Board and for proposals to be brought by stockholders before any meeting of the Company’s stockholders;

•	set forth the rights, powers and manner of acting of the Board and officers of the Company;

•	provide that the exclusive forum for certain actions will be a state court within the State of Delaware; and

•

permit the Board to adopt, amend or repeal the Restated Bylaws without obtaining stockholder approval, and require that any amendment of the Restated Bylaws by the stockholders receive the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is filed herewith as Exhibit 3.4.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Axcella Health Inc.

3.2	Certificate of Retirement of Convertible Preferred Stock of Axcella Health Inc.

3.3	Restated Certificate of Incorporation of Axcella Health Inc.

3.4	Amended and Restated Bylaws of Axcella Health Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axcella Health Inc.

Date: May 17, 2019	/s/ William R. Hinshaw, Jr.
William R. Hinshaw, Jr.
Chief Executed Officer, President and Director